SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 4, 1998



                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                    0-22880                  35-1894432
----------------------------  ------------------------   -------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification No.)


    700 South Green River Road, Suite 2000, Evansville, Indiana      47715
    -----------------------------------------------------------     --------
           (Address of Principal Executive Offices)                 Zip Code


                                 (812) 469-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On September 4, 1998, Fidelity Federal Bancorp (the "Registrant") issued the press release as set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

     99    Press release of the Registrant issued on September 4, 1998.




                             *         *         *



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIDELITY FEDERAL BANCORP
                                       (Registrant)



Date:  September 4, 1998               By: /s/ M. BRIAN DAVIS
                                           ------------------
                                           M. Brian Davis
                                           President


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